Investor Presentation Investor Presentation Second Quarter 2013 Results NASDAQ: CUNB Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements

This presentation contains certain forward-looking information about CU Bancorp and  its wholly-owned subsidiary, California United
Bank, (collectively the “Company”) that is intended to be covered by the safe harbor for “forward-looking statements” provided by the
Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements.
Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the
Company. There are a number of important factors that could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include but are not limited to lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for loan losses and a reduction in net earnings; increased competitive pressure among depository institutions; a change in the interest rate environment which could reduce interest margins; asset/liability repricing risks and liquidity risks; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral security for the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war;
legislative, accounting or regulatory requirements or changes adversely affecting the Company’s business; and changes in the securities markets. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the Company’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. The Company assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, read the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by the Company with the SEC. The documents filed with the SEC may be obtained on the Investor Relations page of the Company’s website at
www.cunb.com. These documents may also be obtained free of charge from CU Bancorp by directing a request to CU Bancorp, 15821
Ventura Boulevard, Suite 100, Encino, California 91436, Attention: Investor Relations. Telephone 818 257-7700.

Corporate Overview
Corporate Overview
California United Bank (CUB) is a premier community-based
California United Bank (CUB) is a premier community-based
commercial bank serving the Metropolitan Los Angeles,
commercial bank serving the Metropolitan Los Angeles,
Orange County and Ventura County markets
Orange County and Ventura County markets
Established by local business owners and entrepreneurs in 2005
Eight full-service offices in Los Angeles, San Fernando Valley, Conejo
Valley, Santa Clarita Valley, Simi Valley, South Bay, and Orange County
(Anaheim and Irvine/Newport Beach)
Serving businesses, non-profit organizations, entrepreneurs and professionals
Total assets of $1.28 billion
California United Bank grew total assets at a 43% CAGR and total deposits at a 51% CAGR since inception in 2005 through December 31, 2012

Investment Highlights
Investment Highlights
Emerging business banking franchise reaching an inflection
point in profitability
Attractive low-cost core deposit base
Non-interest bearing deposits comprise 52% of total deposits at 6/30/13
Cost of deposits was 14 bps in Q2 2013
Demonstrated ability to grow both organically and through
acquisitions
Experienced management team with an established track
record of delivering results
Recent acquisition of Premier Commercial Bancorp (PCB)
enhances earnings power
Growing awareness in local markets and the investment
community
Surpassed $1 billion in total assets in July 2012
Transferred listing to Nasdaq Capital Market in October 2012
Added to Russell Indexes in June 2013

Strategic Geographic Locations
Strategic Geographic Locations
Encino (2005) – Headquarters
Los Angeles (2006)
Santa Clarita Valley (2007)
South Bay (2009) – Converted to a
branch in 2010
Orange County (2010) – Loan
Production Office*
Simi Valley (2010) – Acquired from
California Oaks State Bank
Thousand Oaks (2010) – Acquired from
California Oaks State Bank
Anaheim (2012) – Acquired from
Premier Commercial Bank
Irvine/Newport Beach  (2012) –
Acquired from Premier Commercial
Bank*

*New combined location (August 2013)
Encino
CUB Branch
CUB LPO
Former COSB
Branch
Former PCB
Branch
California California United Bank has a United Bank has a
footprint that spans the footprint that spans the
most attractive markets in most attractive markets in
Southern California:
Southern California:

CUB Market Overview
CUB Market Overview
Large and Diverse Market
Large and Diverse Market
LA County would be 9
th
largest state in U.S.
Orange County would be 31
st
largest state in U.S.
Los Angeles is largest manufacturing center in U.S.
5-County area* accounts for 47% of California economy and would be 5 th
largest state in U.S.
Huge Demand for
Huge Demand for
Small-
Small-
and Middle-Market Banking
and Middle-Market Banking

**Small- and Middle-Market Businesses defined as businesses with between 1 and 499 employees
Source: Los Angeles Economic Development Commission (as of 2011)
*5-County area consists of Los Angeles, Orange, Ventura, Riverside and San Bernardino Counties
Over 650,000 small- and middle-market businesses** in 5-County area

Robust Market for Community Banks
Robust Market for Community Banks

Number of Small- and
Middle-Market Businesses*
Net Annual Growth in
Number of Small- and Middle-
Market Businesses*
*Small- and Middle-Market Businesses defined as
businesses with between 1 and 499 employees
Source: California EDD (as of 2011)
24,050
103,773
438,141
Ventura County
Orange County
LA County
-10,000
0
10,000
20,000
30,000
40,000
37,050
-9,095
8,087
15,655
LA County
Orange County
Ventura County
2008 2009 2010 2011

Why We Are Different
Why We Are Different
CUB has been engaged in the successful practice of business banking since its inception
Strong growth combined with stellar asset quality
We have the ability to do larger, more complex financings than many community banks
Formula lines of credit
Asset-based lending
Executive team has extensive experience building high performing banks
Demonstrated ability to identify, acquire and successfully integrate banks
Proven ability to attract top bankers
Multiple experienced banking teams added from competitors since 2010
Local advisory boards guide the Bank in its respective business communities

Our Customers
Our Customers
Our customer base reflects the diversity
Our customer base reflects the diversity
of industries in Southern California
of industries in Southern California
Majority of customers participate in the manufacturing,
distribution and services industries
Typical customer has between $10 million and $60 million in
annual sales (excluding SBA borrowers)
Typical loan commitment ranges between $1 million and $5
million (excluding SBA loans)
Majority of new customers come from larger banks
Most new business generation results from warm leads provided by referral sources

Dedicated to the Community
Dedicated to the Community
CUB employees are involved in their
local communities
Strong cultural value demonstrates
that supporting the community is
also good business
CUB supports over 75 charities
throughout Southern California
financially and with volunteer hours
Local advisory board members help
identify worthy charitable
organizations to support
“Outstanding” CRA Rating

Experienced Management
Experienced Management

*Formerly EVP at Premier Commercial Bank, N.A.
Name Title Functional Banking Exp CUB Tenure
David Rainer President Chief Executive Officer 33 years 8 years
Anne Williams EVP
Chief Operating Officer and Chief
Credit Officer
33 years 8 years
Karen Schoenbaum EVP Chief Financial Officer 20 years 4 years
Anita Wolman EVP General Counsel 36 years 8 years
Sam Kunianski EVP
Executive Manager – Commercial and
Private Banking
29 years 7 years
William Sloan EVP
Executive Manager – Real Estate and
Santa Clarita Regional Manager
29 years 8 years
Stephen Pihl EVP
Executive Manager – SBA and Orange
County Regional Manager
26 years 1 year*

A History of Success
A History of Success

The Management Team at California United Bank has three decades of banking experience in the Southern California
Market.
The same Executive Team that
created success at the banks below are now in charge at California United Bank.
Wells Fargo/Security Pacific – 1980s
California United Bank (1992 – 1997)
Grew to $1 billion in assets
Sold to Bank of Hawaii in 1997
Santa Monica Bank
Sold to U.S. Bancorp in 2000
U.S. Bank (2001 – 2004)
California United Bank (Current)
Opened in 2005
Acquired Cal Oaks State Bank December 31, 2010
Merged with Premier Commercial Bancorp July 31, 2012
$1.28 billion in total assets at June 30, 2013

Our Growth Strategy
Our Growth Strategy

Organic
Organic
Acquisitions
Acquisitions
De novo regional offices with strong local leadership
Hire “in market” talent
Offer sophisticated products/solutions
Expertise in C&I and Commercial Real Estate lending
New SBA lending expertise provided by PCB
California Oaks State Bank (12/31/10)
Premier Commercial Bank (7/31/12)
Leverage relationship-based approach and superior service
to win customers from larger banks

Merger Overview
Merger Overview

Creates one of Los Angeles/Orange County’s largest independent commercial banking franchises focused exclusively in the market
Partnered two of Southern California’s strongest commercial
banks; strengthening the franchise for long-term earnings
growth and value creation
The critical mass of a larger institution enables the bank to expand available services and penetrate additional markets
Southern California’s
Preeminent Business Bank

Realizing Synergies from PCB
Realizing Synergies from PCB

Combined breadth of products and
services increasing business
development capabilities
throughout footprint
PCB’s award-winning SBA lending
platform is being leveraged
throughout CUB’s markets
Improving PCB’s deposit mix and
reducing funding costs
Elimination of redundancies is
providing meaningful cost savings
and enhancing efficiencies
Greater scale is enabling better
absorption of increasing regulatory
compliance costs
TBV/Share Recovery
PCB acquired
on 7/31/12
$10.85
$10.17
$10.37
$10.60
$10.78
$10.00
$10.50
$11.00

Shareholders of CUB Acquisitions
Shareholders of CUB Acquisitions
Well Rewarded
Well Rewarded
COSB
8/24/10
$6.00
CUNB
8/13/13
$17.92
PCBP
12/8/11
$9.00
CUNB
8/13/13
$17.92
44.5%
CAGR
50.5%
CAGR
California Oaks State Bank – Acquisition announced August 24, 2010
From announcement through 8/13/2013, COSB shareholders rewarded with compound annual growth rate equal to 44.5% after 1,086 days*
Premier Commercial Bancorp – Acquisition announced December 8, 2011
From announcement through 8/13/2013, PCB shareholders rewarded with compound annual growth rate equal to 50.5% after 615 days
*Applies to shareholders who elected to receive 100% compensation in CUNB stock

First Half 2013 Highlights
First Half 2013 Highlights

Net income increases to $4.5 million from $1.0 million
+334% YoY
Solid loan growth of 3.5%
$49 million in net organic loan growth
Offset by $19 million in loan run-off from acquired portfolios
High quality deposit growth
5% growth in non-interest bearing demand deposits
Ramp-up in SBA lending
1H gain on sale of SBA loans rises to $410K from $0 last year
Continued strong credit quality
NCOs of 0.08% of average loans
Note: YoY defined as 1H 2013 vs. 1H 2012

Increasing Core Earnings
Increasing Core Earnings
*
Core earnings reconciliation to net income provided in Appendix

2011 2012 2013
$4,989
$1,076
$1,683
$1,596
$3,929
$1,627
$1,046
$1,134
$803
$3,693
$3,500
$4,500
$5,500
$500
$1,500
$2,500
Q1 Q2 Q3 Q4

Improving Operating Leverage
Improving Operating Leverage

3Q12 operating expenses excludes $2.5 million in merger-related expenses
$6
$7
$8
$9
$10
$11
$12
$13
$14
$15
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13
Revenue Operating Expenses

Impact of PCB Merger
Impact of PCB Merger

*
Core earnings reconciliation to net income provided in Appendix
$2,761
$8,682
$0
$2,000
$4,000
$6,000
$8,000
$10,000
1H12 1H13
Core Earnings*
84%
69%
50%
60%
70%
80%
90%
100%
1H12 1H13
Efficiency Ratio
0.29%
0.70%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1H12 1H13
ROAA
2.53%
7.02%
0.00%
2.00%
4.00%
6.00%
8.00%
1H12 1H13
ROAE

Consistent Asset Growth
Consistent Asset Growth

*Represents the assets acquired from Premier Commercial Bancorp on July 31, 2012
$102
$178
$260
$379
$457
$638
$800
$853
$1,279
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2005 2006 2007 2008 2009 2010 2011 2012 2Q13
CUB Organic Acquisitions
$1,250
$756
COSB
acquisition
$397*
PCB
acquisition
$118

Loan Growth Loan Growth 22 Q2 2013 Loan Growth = $24MM or 2.8% CUB Organic Acquisitions PCB acquisition COSB acquisition

Loan Portfolio Composition
Loan Portfolio Composition
(June 30, 2013) (June 30, 2013)

C&I
31%
Owner-
Occupied CRE
20%
Non-Owner
Occupied CRE
30%
Construction
6%
1-4 Family
7%
Multi-Family
4%
Other
2%

Loans by Industry
Loans by Industry
(C&I and Owner-Occupied)
(C&I and Owner-Occupied)
(June 30, 2013) (June 30, 2013)

Note: Based on NASICS codes
Admin Mgmt
4%
Construction
6%
Other
4%
Entertainment
1%
Finance
5%
Healthcare
6%
Manufacturing
15%
Other Services
3%
Professional Svces
6%
Real Estate
25%
Restaurant/Food
Service
7%
Hotel/Lodging
1%
Retail
4%
Transportation
2%
Wholesale
10%

NPAs/Total Assets
NPAs/Total Assets

Peer Group includes public banks or bank holding companies  in California with total assets between $1.0-$2.0 billion
0.00%
1.12%
1.42%
1.19%
1.05%
0.98%
1.07%
1.09%
1.07%
1.06%
2.55%
5.26%
4.44%
3.31%
3.18%
3.27%
2.91%
2.62%
2.01%
1.37%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
2008 2009 2010 2011 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13
CUB Peer Group Avg.

NCOs/Avg. Loans
NCOs/Avg. Loans

Peer Group includes public banks or bank holding companies in California with total assets between $1.0-$2.0 billion
-0.50%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
2008 2009 2010 2011 2012 1Q13 2Q13
CUB Peer Group Avg.
0.00%
0.80%
0.49%
-0.04%
0.08%
0.01%
0.27%
1.01%
1.98%
1.51%
0.88%
0.90%
0.24%
0.14%
2013 YTD NCOs = 0.08%

Quality Deposit Growth
Quality Deposit Growth

$60
$116
$191
$246
$346
$545
$691
$800
$1,098
$113
$278
$0
$200
$400
$600
$800
$1,000
$1,200
2005 2006 2007 2008 2009 2010 2011 2012 2Q13
CUB Organic Acquisitions
$1,078
PCB
acquisition
$658
COSB
acquisition
Q2 2013 Non-Interest Bearing Growth = $14MM

Deposit Composition Deposit Composition (June 30, 2013) (June 30, 2013) 28 Non Int. Bearing Demand 52.0% Interest Bearing Transaction 11.6% MM and Savings 30.9% CDs 5.5%

Transaction Accounts and Cost of Funds Transaction Accounts and Cost of Funds 29 Peer Group includes public banks or bank holding companies in California with total assets between $1.0-$2.0 billion

CU Bancorp Capital Ratios
CU Bancorp Capital Ratios

Tier 1 Leverage Capital Ratio (%) Total Risk Based Capital Ratio (%)
Peer Group includes public banks or bank holding companies in California with total assets between $1.0-$2.0 billion

Shifting from Growth
Shifting from Growth
to High Performance
to High Performance

Continue realizing synergies from the
merger with PCB
Continue attracting high performing bankers
Further penetrate existing footprint
Enhance efficiencies as we continue to scale
Expand non-interest income through
increased SBA loan production and sales

Contact Information Contact Information 32 For more information, please contact: Karen Schoenbaum, CFO (818) 257-7700 kschoenbaum@cunb.com

Appendix
Appendix

Reconciliation of Core Earnings to Net Income (Loss)
2Q13 1Q13 4Q12 3Q12 2Q12 1Q12 4Q11 3Q11 2Q11 1Q11
Net Income (Loss) 2,321 2,155 1,628 (932) 525 506 306 601 312 248
Add back:  Provision for income tax expense (benefit) 1,515 1,366 1,166 (453) 502 450 181 454 242 270
Add back:  Provision for loan losses 1,153 134 867 521 380 - 781 - 467 194
Subtract:  Gain on sale of securities, net - 5 - - - - - 6 69 144
Subtract:  Other-than-temporary impairment losses, net - - (65) (30) (30) (30) (130) (19) (70) (45)
Add back:  Merger related expenses - 43 203 2,517 190 148 198 8 24 190
Core Earnings 4,989 3,693 3,929 1,683 1,627 1,134 1,596 1,076 1,046 803